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                                                                    EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS


    We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated May 20, 1999, except for the second paragraph of
Note 12--Capital Transactions as to which the date is July 28, 1999, in Amendment No. 5 to the Registration Statement (Form S-1 No. 333-78985) and related Prospectus of 1-800-FLOWERS.COM, Inc. dated July 29, 1999.


                                             Ernst & Young LLP

Melville, New York


July 29, 1999